__________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2017

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐
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Item 3.02. Unregistered Sales of Equity Securities

On October 31, 2017, Holly Energy Partners, L.P. (“HEP”), and HEP Logistics Holdings, L.P. (“HEP GP’), the general partner of HEP and a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), closed the GP/IDR Restructuring (as defined below) that was announced on October 19, 2017.

Pursuant to the Equity Restructuring Agreement, dated October 18, 2017, between HEP and HEP GP, on October 31, 2017, HEP GP amended and restated the First Amended and Restated Agreement of Limited Partnership of HEP, dated as of July 13, 2004, as amended (as amended and restated, the “Second Amended and Restated HEP Partnership Agreement”), to cancel the incentive distribution rights held by HEP GP and to convert the 2% general partner interest in HEP held by HEP GP into a non-economic general partner interest in HEP (the “GP/IDR Restructuring). In consideration for the GP/IDR Restructuring, HEP issued 37,250,000 HEP common units to HEP GP on October 31, 2017.  Pursuant to the Second Amended and Restated HEP Partnership Agreement, HEP GP has agreed to forgo $2.5 million in distributions per quarter for 12 consecutive quarters (for an aggregate of $30 million) beginning with the distribution for the third quarter of 2017, which will be paid on November 14, 2017 to unitholders of record on November 6, 2017.

The private placement of HEP common units issued to HEP GP was made in reliance upon exemption from registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the closing of the GP/IDR Restructuring, HEP GP entered into the Second Amended and Restated HEP Partnership Agreement. Among other things, the Second Amended and Restated HEP Partnership Agreement provides for the (i) cancellation of the incentive distribution rights held by HEP GP, (ii) conversion of the 2.0% general partner interest into a non-economic general partner interest and (iii) elimination of some legacy provisions that no longer apply, including provisions related to the incentive distribution rights, the economic general partner interest and the subordinated units.

The disclosure contained in this Item 5.03 does not purport to be a complete description of the Second Amended and Restated HEP Partnership Agreement and is qualified in its entirety by reference to the full text of the Second Amended and Restated HEP Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On October 31, 2017, HollyFrontier and HEP issued a press release announcing the closing of the GP/IDR Restructuring described in more detail in Item 3.02 above.
The information provided in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1
Equity Restructuring Agreement, dated as of October 18, 2017, by and between HEP Logistics Holdings, L.P. and Holly Energy Partners, L.P. (incorporated by reference to Exhibit 2.1 of HEP’s Current Report on Form 8-K filed with the SEC on October 19, 2017).

3.1	Second Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P.
99.1	Press release of HollyFrontier and HEP issued October 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:    HEP Logistics Holdings, L.P., its General Partner
By:    Holly Logistic Services, L.L.C., its General Partner
By:    /s/ Richard L. Voliva III
Name:    Richard L. Voliva III

Title:	Executive Vice President and Chief Financial Officer

Date:    October 31, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1
Equity Restructuring Agreement, dated as of October 18, 2017, by and between HEP Logistics Holdings, L.P. and Holly Energy Partners, L.P. (incorporated by reference to Exhibit 2.1 of HEP’s Current Report on Form 8-K filed with the SEC on October 19, 2017).

3.1	Second Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P.
99.1	Press release of HollyFrontier and HEP issued October 31, 2017.